                                                                      Exhibit 24
                                POWER OF ATTORNEY
                                -----------------

      Each of the undersigned officers and directors of FindWhat.com, a Nevada corporation (the "Company") hereby appoints Craig A. Pisaris-Henderson and Phillip R. Thune as his true and lawful attorneys-in-fact, or any of them, with power to act without the others, as his true and lawful attorney-in-fact, in his name and on his behalf, and in any and all capacities stated below, to sign and to cause to be filed with the Securities and Exchange Commission (the "Commission"), the Company's Registration Statement on Form S-8 (the "Registration Statement") to register under the Securities Act of 1933, as amended, 2,225,000 shares of Common Stock, $.001 par value, of the Company to be sold and distributed by the Company pursuant to the Company's 1999 Stock Incentive Plan as amended on June 11, 2001 (the "Plan") and such other number of shares as may be issued under the anti-dilution provision of the Plan, and any and all amendments, including post-effective amendments, to the Registration Statement, hereby granting unto such attorneys-in-fact, and to each of them, full power and authority to do and perform in the name of and on behalf of the undersigned, in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to each such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any such attorney-in-fact or his substitute may do by virtue hereof.

      IN WITNESS WHEREOF, the undersigned have signed these presents this 25th day of June, 2001.

         SIGNATURE                                        TITLE
         ---------                                        -----
*Craig A. Pisaris-Henderson               President, Chief Executive Officer,
------------------------------------      and Director
 Craig A. Pisaris-Henderson

*Courtney P. Jones                        Chairman of the Board of Directors
------------------------------------      and Director
 Courtney P. Jones

*Robert D. Brahms                         Vice Chairman and Director
------------------------------------
 Robert D. Brahms

/s/Phillip R. Thune                       Chief Operating Officer, Chief Financial
------------------------------------      Officer, Treasurer (principal accounting and financial officer)
 Phillip R. Thune

*Rupinder S. Sidhu                        Director
------------------------------------
 Rupinder S. Sidhu

*Frederick E. Guest II                    Director
------------------------------------
 Frederick E. Guest II

*Peter V. Miller                          Director
------------------------------------
 Peter V. Miller

*David M. Medinis                         Director
------------------------------------
 David M. Medinis

*Kenneth E. Christensen                   Director
------------------------------------
 Kenneth E. Christensen

*Martin G. Berger                         Director
------------------------------------
 Martin G. Berger